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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 20, 2000


                               FINISAR CORPORATION
             (Exact name of registrant as specified in its charter)

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
           Delaware                            000-27999                          94-3038428
---------------------------------      --------------------------     ------------------------------------
(State or other jurisdiction of         (Commission File Number)        (IRS Employer Identification No.)
        incorporation)
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                             1308 Moffett Park Drive
                           Sunnyvale, California 94089
               (Address of principal executive offices) (Zip Code)

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       Registrant's telephone number, including area code: (408) 548-1000



                                 Not Applicable
          (Former name or former address, if changed since last report)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On November 21, 2000, we completed the acquisition of Demeter
Technologies, Inc. through the merger of Onyx Acquisition Corp., a wholly-owned subsidiary of Finisar, with and into Demeter Technologies. Demeter Technologies was founded in August 2000 and is focused on the development of long wavelength
Fabry Perot and distributed feedback lasers for datacom and telecommunications applications.

         Pursuant to the merger, we issued 6,020,012 shares of our common stock in exchange for the outstanding shares of Demeter Technologies capital stock. In addition, we assumed options to purchase Demeter Technologies common stock and have reserved 566,573 shares of our common stock for issuance upon the exercise of the assumed options. The Demeter Technologies options converted into Finisar options generally vest to the extent of 25% of the total number of shares subject to the option at the end of one year after the date of grant, with the remainder vesting in 36 equal monthly installments, subject to the optionholder's continued service with Finisar or a subsidiary.

         At the closing of the merger, certificates representing 601,993 shares of our common stock were deposited into an escrow with U.S. Bank Trust, National
Association. The escrow shares will be subject to claims for indemnification by Finisar under the reorganization agreement and the procedures specified in the escrow agreement. Those shares will remain in escrow until all pending claims for indemnification, if any, have been resolved.

         The acquisition of Demeter Technologies was structured as a reorganization within the meaning of Section 368(a) of the Internal Revenue
Code and has been accounted for under the "purchase" method of accounting.

         The preceding discussion of the significant terms and provisions of the Agreement and Plan of Reorganization between Finisar, Onyx Acquisition
Corp. and Demeter Technologies is qualified by reference to the agreement attached as Exhibit 2.2 to this report.

ITEM 5.  OTHER MATTERS.

         On November 21, 2000, we announced that we had entered into an agreement to acquire Transwave Fiber, Inc., a privately-held company located in Fremont, California. Attached as an exhibit is a press release announcing the transaction.

         On November 21, 2000, we announced that we had entered into an agreement to acquire Shomiti Systems, Inc., a privately-held company located in San Jose, California. Attached as an exhibit is a press release announcing the transaction.
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial statements of businesses acquired.

                       Financial statements for Demeter Technologies, Inc. will be filed by amendment within the period specified in subparagraph (4) of Item 7(a) of Form 8-K.

         (b)      Pro forma financial information.

                       Pro forma financial information to reflect the acquisition of Demeter Technologies, Inc. will be filed by amendment within the period specified in subparagraph
                       (2) of Item 7(b) of Form 8-K.

         (c)      Exhibits.

Exhibit No.                 Description
-----------                 -----------
     2.2                    Agreement and Plan of Reorganization dated as of
                            November 20, 2000 by and among Finisar Corporation,
                            a Delaware corporation, Onyx Acquisition Corp., a
                            Delaware corporation and wholly owned subsidiary of
                            Finisar, and Demeter Technologies, Inc., a Delaware
                            corporation. Schedules and similar attachments to
                            this Exhibit have not been filed; Finisar will
                            furnish supplementally a copy of any omitted
                            schedule to the Commission upon request.

     99.2 Press Release dated November 21, 2000 pertaining to the proposed acquisition of Transwave Fiber, Inc.

     99.3                   Press Release dated November 21, 2000 pertaining to
                            the proposed acquisition of Shomiti Systems, Inc.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         FINISAR CORPORATION


Date:  December 6, 2000                 By: /s/ Stephen K. Workman
                                            ------------------------------------
                                            Stephen K. Workman
                                            Vice President, Finance and
                                            Chief Financial Officer



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                                  EXHIBIT INDEX
                                  -------------


Exhibit No.                 Description
-----------                 -----------
     2.2                    Agreement and Plan of Reorganization dated as of
                            November 20, 2000 by and among Finisar Corporation,
                            a Delaware corporation, Onyx Acquisition Corp., a
                            Delaware corporation and wholly owned subsidiary of
                            Finisar, and Demeter Technologies, Inc., a Delaware
                            corporation. Schedules and similar attachments to
                            this Exhibit have not been filed; Finisar will furnish
                            supplementally a copy of any omitted schedule to the
                            Commission upon request.

     99.2 Press Release dated November 21, 2000 pertaining to the proposed acquisition of Transwave Fiber, Inc.

     99.3 Press Release dated November 21, 2000 pertaining to the proposed acquisition of Shomiti Systems, Inc.
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